CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration Nos. 33-86136 and 33-99026) of Wood Bancorp, Inc. (the "Company") of our report dated July 31, 1998 appearing in this Annual Report on Form 10-KSB of the Company for the year ended June 30, 1998.





                                                /s/Crowe, Chizek and Company LLP
                                                --------------------------------
                                                   Crowe, Chizek and Company LLP




September 24, 1998
Columbus, Ohio